Exhibit 10.81

NORTHWEST BIOTHERAPEUTICS, INC.

2020 EQUITY COMPENSATION PLAN

1. GENERAL.

(a) Eligible Award Recipients. The persons eligible to receive Awards are Employees, Directors and Consultants inside and outside of the United States.

(b) Available Securites. The Plan provides for the grant of any type of equity security, equity-linked security or equity security equivalent, including without limitation, the following: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Awards (including restricted stock units), (iv) Purchase Rights, or (vi) other forms of derivative securities with underlying Common Stock (each an “Award”).

(c) General Purpose. The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Awards as set forth in Section 1(a), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.

2. ADMINISTRATION.

(a) Administration by Board. The Board shall administer the Plan except to the extent the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b) Powers of Board. The Board shall have the power, pursuant to the Plan and/or otherwise:

(i) To determine from time to time (A) which of the persons eligible under the Plan shall be granted Awards; (B) when and how each Award shall be granted, and whether and to what extent an award is deemed to be made under the Plan or outside of the Plan; (C) what type or combination of types of Award shall be granted; (D) the provisions of each Award granted (which need not be identical), including, without limitation, the vesting schedule and terms, the time or times when a person shall be permitted to receive cash or Common Stock pursuant to an Award, and any tax payment or make-whole arrangements; (E) the number of shares of Common Stock with respect to which an Award shall be granted to each such person and (F) other terms of an Award.

(ii) To construe and interpret the Plan and Awards, and to establish, amend and revoke rules and regulations for the Plan’s administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award in a manner and to the extent it shall deem necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards.

(iv) To determine case by case whether to accelerate the time at which an Award may be exercised or the time during which and/or basis upon which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may be exercised or the time during which and/or basis upon which it will vest, or to make other case by case changes provided that such changes are not adverse to the Awardholder and/or the Awardholder consents in writing to the changes.

(v) To suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan was in effect except with the written consent of the affected Participant.

(vi) To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and to bring the Plan and/or Awards into compliance therewith, subject to the limitations, if any, of applicable law.

(vii) To approve forms of Awards for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that the Participant’s rights under any Award shall not be adversely affected by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing.

(viii) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company, pursuant to the Plan or otherwise, and that are not in conflict with the provisions of existing Awards.

(ix) To adopt such procedures and/or sub- or separate plans as are necessary or appropriate to provide for Awards to Employees, Directors or Consultants who are foreign nationals or employed outside the United States.

(c) Delegation to Committee(s).

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board to the extent that such powers have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee(s) and may, at any time, revest in the Board some or all of the powers previously delegated to the Committee, Committees, subcommittee or subcommittees.

(ii) Rule 16b-3 Compliance. In the sole discretion of the Board, the Committee may consist solely of two (2) or more Non-Employee Directors, in accordance with Rule 16b-3. In addition, the Board or the Committee, in its sole discretion, may delegate to a Committee which need not consist of Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

3. SECURITIES SUBJECT TO THE PLAN.

(a) Notwithstanding any other provision of this Plan or other document, and subject only to adjustments for stock splits, reverse splits and similar transactions which apply to all issued and outstanding securities of the Company, the number of Securities that may be issued pursuant to Awards made under this Plan shall equal twenty percent (20%) of the total issued and outstanding Securities of the Company at the Calculation Date, provided that in no event shall the number of issuable Securities be decreased. “Calculation Date” means any date on which the outstanding capitalization of the Company is increased.

(b) If any Securities issued pursuant to an Award expire or are forfeited back to the Company, then the shares which expire or are forfeited shall revert to and again become available for issuance under the Plan. Notwithstanding the provisions of this subsection 3(b), if and to the extent that applicable law precludes the reissuance of any such shares pursuant to Incentive Stock Options, then, only to such extent, any such shares shall not be subsequently issued pursuant to the exercise of Incentive Stock Options but in such case may be subsequently issued as Non-Statutory Options or other Awards.

4. ELIGIBILITY.

(a) Eligibility for Specific Options. To the extent required by applicable law, Incentive Stock Options may be granted only to employees of the Company or a parent or subsidiary (as such terms are defined in Sections 424(e) and (f) of the Code). Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants of the Company or an Affiliate of the Company.

(b) Ten Percent Stockholders. To the extent required by applicable law, a Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant, and the Option is not exercisable after the expiration of five (5) years from the date of grant, provided however, that Ten Percent Stockholders may be granted Non-qualified Stock Options at any exercise price and exercise terms agreed by the parties (subject to Section 5 hereof).

5. AWARD PROVISIONS.

Each Award shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Options may be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant. If an Option is not specifically designated as an Incentive Stock Option, then the Option shall be deemed to be a Nonstatutory Stock Option. The provisions of separate Awards need not be identical and, notwithstanding anything to the contrary in this Plan, the nature, terms and conditions of all Awards shall be determined by the Board or Committee in good faith, in its sole discretion, to be in the best interests of the Company. Pursuant to such Board or Committee determinations, each Award shall include (through incorporation of provisions hereof by reference in the Award or otherwise) the following categories of provisions:

(a) Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the term (which need not be the same for different Award grants) shall be determined by the Board and set forth in the Award. No Award shall be exercisable after the expiration of ten (10) years from the date it becomes exercisable, or such shorter period specified in the Award, unless the term is extended.

(b) Price. For Incentive Stock Options, subject to the provisions of Section 4(b) hereof, the exercise price of each Incentive Stock Option shall, to the extent required by law, be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option or other Securities may be granted to any party with an exercise price at any level below one hundred percent (100%) of the Fair Market Value of the Common Stock underlying such Option or other Securities (i) if such Option or other Security is not an Incentive Stock Option, (ii) if such Option or other Security is granted pursuant to an assumption of or substitution for another option in a manner consistent with the provisions of Section 424(a) of the Code (whether or not such options are Incentive Stock Options), or (iii) if the Board determines the grant of such Option or other Security to be in the best interests of the Company to attract, retain or incentivize an Employee, Director or Consultant. The price per share for each Award shall be established by the Board or Committee, taking into account considerations such as relevant market factors and any noncash consideration to be received by the Company from the recipient of the Award.

(c) Consideration. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and/or to grant Options that require the consent of the Company to utilize a particular method of payment. AwardThe methods of payment permitted by this Section 5(c) are:

(i) by cash, check, bank draft or money order payable to the Company;

(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) cashless exercise pursuant to provisions therefor; or

(iv) by any other form of legal consideration that may be acceptable to the Board.

(d) Transferability and Exercise of Awards. The Board may, in an Award, impose such limitations on the transferability of Awards (or Securities issued pursuant to an exercise of an Award) as the Board shall determine, but may only do so by setting forth such restrictions explicitly in the Award. In the absence of such an explicit restriction, an Award shall be freely transferable by the Awardholder to the maximum extent allowed by law.

(e) Beneficiary Designation. The Awardholder may, by written notice to the Company, by will or by other legally permitted methods designate a third party who, in the event of the death of the Awardholder, shall thereafter be the beneficiary of an Award with the right receive the Award and any consideration resulting from an Award exercise.

(f) Vesting Generally. The total number of Securities subject to an Award may vest and therefore become receivable, nonforfeitable or exercisable in periodic installments that may or may not be equal. The installments may be based upon time, upon trigger events and/or upon achievement of milestones, or any combination of such factors and/or other factors. The Award may be subject to such other terms and conditions on the time or times when it may or may not be exercised as the Board may deem appropriate. The vesting provisions of individual Awards may vary. The provisions of this Section 5(f) are subject to any terms and conditions of individual Awards.

(g) Disability of Awardholder. In the event that an Awardholder’s Continuous Service terminates as a result of the Awardholder’s Disability, the Awardholder may exercise or manage his or her Award according to its terms, or as otherwise determined by the Board (provided that such Board determination shall not modify the terms of an existing Award in a manner adverse to the Awardholder).

(h) Death of Awardholder. In the event that an Awardholder’s Continuous Service terminates as a result of the Awardholder’s death, then the Award may be exercised or managed according to its terms by the Awardholder’s estate or applicable heirs, or by persons designated by the Awardholder in written notice to the Company as the beneficiary of the Award upon the Awardholder’s death.

6. COVENANTS OF THE COMPANY.

(a) Availability of Shares. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock reasonably required to satisfy such Awards.

(b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell Securities upon exercise of the Awards; provided, however , that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Securities issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Securities under the Plan, the Company shall be relieved from any liability for a reasonable period of time for failure to issue and sell Securities upon exercise of such Awards unless and until such authority is obtained, provided that the Company continues to use best efforts to obtain such authority.

(c) Company Obligations. The Company shall have no duty or obligation to any Awardholder to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company may have a duty or obligation to minimize the tax consequences of an Award to the holder of such Award, as provided in an Award or pursuant to an agreement relating thereto.

7. ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the number of Securities subject to the Plan shall adjust automatically as provided in Section 3(a) above. In no event will fractional shares of Common Stock be issued under the Plan.

(b) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, all outstanding Awards shall become fully vested, and/or exercisable (to the extent such Awards have not previously expired or terminated).

(c) Corporate Transaction. In the event of a Corporate Transaction, vesting of all Awards, and the time at which such Awards may be exercised, will be accelerated in full to a date at least one business day prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction). If there is a Corporate Transaction and any Award is not exercised, such Award will continue to remain outstanding per its terms except that in lieu of being exercisable forSecurities of the Company, it will be exercisable for the consideration which would have been received in the Corporate Transaction had it been exercised for such Securities before the Corporate Transaction took place.

8. TERM AND TERMINATION OR SUSPENSION OF THE PLAN.

(a) Plan Effective Date. The Plan shall become effective on the Effective Date determined by the Board.

(b) Plan Term. Unless sooner terminated by the Board pursuant to Section 2, the Plan shall automatically terminate on the day before the tenth (10th) anniversary of the Effective Date. The Plan may be suspended temporarily by the Board in its sole discretion. No new Awards may be granted under the Plan while the Plan is suspended or after it is terminated, provided, however, that the issuance of Awards that were approved by the Board while the Plan was not suspended or terminated shall be completed.

(c) No Impairment of Rights. Termination of the Plan shall not impair rights and obligations under any Award approved or granted while the Plan was in effect except with the written consent of the affected Participant.

9. MISCELLANEOUS.

(a) Corporate Action for Awards. Corporate action (such as Board approval) relating to an Award to any Participant shall be deemed effective as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received by or executed or accepted by, the Participant.

(b) No Employment or Other Service Rights. Nothing in the Plan, any Award or other instrument executed thereunder or in connection with any Award granted pursuant to the Plan shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause (except as otherwise provided in an employment agreement or other agreement), (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state and/or country in which the Company or the Affiliate is incorporated, as the case may be.

(c) Incentive Stock Option $100,000 Limitation. To the extent required by applicable law, to the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(d) Withholding Obligations. Unless prohibited by the terms of an Award, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) with the approval of the Board to the extent required for compliance with Rule 16b-3, withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; or (iv) by such other method as may be set forth in the Award.

(e) Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically.

(f) Deferrals. To the extent permitted by applicable law, the Board, with consent of the Awardholder in his or her discretion, may determine that the delivery of Securities or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee. The Board is authorized to make deferrals of Awards, with consent of the Awardholder, and determine (also with the consent of the Awardholder, except in cases of termination for cause) when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of employment or retirement, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

10. CHOICE OF LAW.

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

11. DEFINITIONS. As used in the Plan, the definitions contained in this Section 13 shall apply to the capitalized terms indicated below:

(a) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act, as well as any party under common majority ownership with the Company. The Board shall have the authority to determine “affiliate” status and the time or times at which “affiliate” status is determined.

(b) “Award” means a written document signed by the Company evidencing the terms and conditions of an Award grant. Each Award shall be subject to the terms and conditions of the Plan.

(c) “Awardholder” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award (including, without limitation, an assignee or transferee).

(d) “Board” means the Board of Directors of the Company.

(e) “Calculation Date” means any date on which the outstanding capitalization of the Company is increased (including, without limitation, by issuance of any Company Securities). As provided in Section 3(a), the aggregate number of Company Securities that may be issued pursuant to Awards under this Plan shall equal twenty percent (20%) of the total issued and outstanding Securities of the Company at the Calculation Date, provided that in no event shall the number of issuable shares be decreased.

(f) “ Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Securities subject to the Plan or subject to any Award after the Effective Date (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company).

(f) “Change in Control” means, unless otherwise determined by the Board, the occurrence, in a single transaction or in a series of transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor or any other Exchange Act Person from the Company in a transaction or series of transactions which are initiated by the Company and/or expressly approved by the Company’s Board of Directors, the primary purpose of which is to obtain financing for the Company through the issuance by the Company of securities, or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person ”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold. For the avoidance of doubt, in the event of acquisitions of securities and/or interests therein by one or more investors and/or other parties, directly or indirectly, representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities, in a single transaction or a series of transactions that in whole or in part have not been initiated by the Company or expressly approved by the Company’s Board of Directors, then a Change in Control shall be deemed to have occurred.

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) the stockholders of the Company approve or the Board approves a plan of dissolution or liquidation of all or substantially all of the Company, or a dissolution or liquidation of all or substantially all of the Company shall otherwise occur, except for a liquidation into a parent corporation; or

(iv) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition.

For the avoidance of doubt, the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an Award shall supersede the foregoing definition with respect to such Awards; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual Award, the Board shall determine whether the foregoing definition or an alternative definition shall apply.

(h) “Code” means the Internal Revenue Code of 1986, as amended.

(i) “Committee” means a committee of one (1) or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(j) “Common Stock” means the common stock of the Company and any securities exercisable for or convertible into Common Stock.

(k) “Company” means Northwest Biotherapeutics, Inc., a Delaware corporation.

(l) “Consultant” means any person, including an advisor, who (i) renders consulting or advisory services or other services to or for the benefit of the Company or an Affiliate, whether or not such person is compensated for such services apart from Awards under the Plan, or (ii) is serving as a member of the board of directors or management of an Affiliate. However, service solely as a Director of the Company, or payment of a fee solely for such service as a Director and not for any other services, shall not cause such Director to be considered a “Consultant” for purposes of the Plan.

(m) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service. For example, a change in status from an employee of the Company to a consultant to an Affiliate or to a Director shall not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave, or in the case of a gap in service in connection with a change in capacity or change of entity.

(n) “Corporate Transaction” means the occurrence, in a single transaction or in a series of transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) a Change of Control;

(iii) the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(o) “Director” means a member of the Board of the Company.

(p) “Disability” means the permanent or temporary (i) inability of a person to perform or fulfill all employment services in the usual manner or (ii) disability within the meaning of Section 22(e)(3) of the Code.

(q) “Effective Date” means the date of approval of this Plan by the Board.

(r) “Employee” means any person employed by the Company or an Affiliate.

(s) “Entity” means a corporation, partnership, limited liability company or other entity.

(t) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(u) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date of the Plan as set forth in Section 11, is the Owner, directly or indirectly, of securities of the Company representing more than twenty five percent (25%) of the combined voting power of the Company’s then outstanding securities.

(v) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) for the last market trading day prior to the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

(ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith.

(w) “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(x) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(y) “Nonstatutory Stock Option” means any option granted pursuant to the Plan that does not qualify as an Incentive Stock Option.

(z) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(aa) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(bb) “Own ,” “Owned ,” “Owner ,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(cc) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award (including, without limitation, an assignee or transferee).

(dd) “Plan” means this Northwest Biotherapeutics, Inc. 2020 Equity Compensation Plan.

(ee) “Purchase Rights” means the grant to Employees, Directors and Consultants of the Company or an Affiliate of opportunities to make purchases of Common Stock.

(ff) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(gg) “Securities” means any type of equity security, equity-linked security or equity security equivalent, direct or contingent, including without limitation, Common Stock, preferred stock, restricted stock units, warrants, options and other securities of any kind directly or indirectly exercisable for or convertible into Common Stock.

(hh) “Securities Act” means the Securities Act of 1933, as amended.

(ii) “Stock Awards” means awards of any Securities.

(jj) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the voting power of the outstanding capital stock is directly or indirectly Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital) of more than fifty percent (50%).

(kk) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate.